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                                                                   Exhibit 5(d)
                                                                   ____________

[LOGO OF THE TRAVELERS INSURANCE COMPANY]                 401(K) GROUP ANNUITY

The Travelers Insurance Company
One Cityplace . Hartford, CT 06103     GROUP MASTER DATA SHEET (NEW YORK ONLY)

                    SECTION I - CONTRACT OWNER INFORMATION
                     PLEASE PRINT OR TYPE ALL INFORMATION

Employer/Sponsor Name:


Employer's Tax ID Number:            Plan Year End:


Employer's Address:


Employer's Phone Number:             Employer's Fax Number:


                      SECTION II - INVESTMENT SELECTIONS

(PLEASE SELECT THE INVESTMENT OPTIONS DESIRED FOR YOUR PLAN. PLEASE NOTE: AN INVESTMENT OPTION CANNOT BE OFFERED INITIALLY UNDER YOUR PLAN IF IT HAS NOT BEEN SELECTED ON THIS FORM.) [ ] CHECK HERE TO SELECT ALL INVESTMENT OPTIONS


[ ] AIM Capital Appreciation Portfolio                                      KC
[ ] AllianceBernstein Growth & Income Portfolio - Class B                   SI
[ ] AllianceBernstein Large-Cap Growth Portfolio - Class B                  PF
[ ] American Funds Global Growth Fund - Class 2 Shares                      IL
[ ] American Funds Growth Fund - Class 2 Shares                             IG
[ ] American Funds Growth-Income Fund - Class 2 Shares                      II
[ ] Capital Appreciation Fund (Janus)                                       4A
[ ] CitiStreet Diversified Bond Fund - Class I                              OB
[ ] CitiStreet International Stock Fund - Class I                           OI
[ ] CitiStreet Large Company Stock Fund - Class I                           OC
[ ] CitiStreet Small Company Stock Fund - Class I                           OE
[ ] Delaware VIP REIT Series                                                AQ
[ ] Dreyfus VIF Appreciation Portfolio                                      DP
[ ] Dreyfus VIF Developing Leaders Portfolio                                DS
[ ] Equity-Income Portfolio (Fidelity)                                      4F
[ ] Equity Index Portfolio - Class II                                       GF
[ ] Federated High Yield Portfolio                                          4E
[ ] Fidelity VIP Contrafund(R) Portfolio - Service Class 2                  FT
[ ] Fidelity VIP Mid Cap Portfolio - Service Class 2                        D1
[ ] Franklin Mutual Shares Securities Fund - Class 2 Shares                 R2
[ ] Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares          UW
[ ] Janus Aspen Series Growth and Income - Service Shares                   JG
[ ] Janus Aspen Series Mid Cap Growth Portfolio - Service Shares            JA
[ ] Large Cap Portfolio (Fidelity)                                          4G
[ ] Lazard Retirement Small Cap Portfolio                                   RS
[ ] Lord Abbett Growth & Income Portfolio                                   FK
[ ] Lord Abbett Mid-Cap Value Portfolio                                     FL
[ ] Mercury Large Cap Core Portfolio                                        DR
[ ] MFS Mid Cap Growth Portfolio                                            DQ
[ ] MFS Total Return Portfolio                                              4I
[ ] MFS Value Portfolio                                                     BD
[ ] Mondrian International Stock Portfolio                                  4C
[ ] Oppenheimer Main Street Fund/VA - Service Shares                        H2
[ ] PIMCO Total Return Portfolio                                            PM
[ ] Pioneer Fund Portfolio                                                  UP
[ ] Pioneer Strategic Income Portfolio                                      4J
[ ] Putnam VT Small Cap Value Fund - Class IB Shares                        OP
[ ] Salomon Brothers Variable All Cap Fund - Class I                        AD
[ ] Salomon Brothers Variable High Yield Bond Fund - Class I                CJ
[ ] Salomon Brothers Variable Investors Fund - Class I                      C2
[ ] Salomon Brothers Variable Total Return Fund - Class I                   AE
[ ] SB Adjustable Rate Income Portfolio                                     BI
[ ] Smith Barney Aggressive Growth Portfolio                                SG
[ ] Smith Barney Appreciation Portfolio                                     1N
[ ] Smith Barney Diversified Strategic Income Portfolio                     1O
[ ] Smith Barney Growth and Income Portfolio                                I1
[ ] Smith Barney Investment Grade Bond Fund - Class A                       4O
[ ] Smith Barney Large Cap Growth Portfolio                                 AB
[ ] Smith Barney Money Market Portfolio                                     HM
[ ] Smith Barney Premier Selections All Cap Growth Portfolio                P1
[ ] Smith Barney Small Cap Growth Opportunities Portfolio                   C9
[ ] Smith Barney Small Cap Value Fund - Class A                             SF
[ ] Social Awareness Stock Portfolio (Smith Barney)                         SA
[ ] Strategic Equity Portfolio (Fidelity)                                   4H
[ ] Templeton Developing Markets Securities Fund - Class 2                  VQ
[ ] Templeton Foreign Securities Fund - Class 2                             VG
[ ] Templeton Growth Fund, Inc.                                             4Y
[ ] Travelers Convertible Securities Portfolio                              AF
[ ] Travelers Disciplined Mid Cap Stock Portfolio                           1M
[ ] Travelers Quality Bond Portfolio                                        4W
[ ] Travelers U.S. Government Securities Portfolio                          GV
[ ] Van Kampen LIT Comstock Portfolio - Class II Shares                     NJ
[ ] Van Kampen LIT Emerging Growth Portfolio - Class II Shares              NY
[ ] Fixed Account



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                   SECTION III - PLAN COMPLIANCE INFORMATION

Third Party Administrator


TPA Contact Name


TPA Address


TPA Phone Number:                             TPA Fax Number:


External Trustee (if applicable)


External Trustee Contact Name


External Trustee Address


Trustee Phone Number:                         Trustee Fax Number:


                     SECTION IV - REPLACEMENT INFORMATION

WILL THIS CONTRACT REPLACE ANY EXISTING ANNUITY CONTRACT(S)?  [ ] YES  [ ] NO

IF YES, PLEASE PROVIDE THE FOLLOWING INFORMATION:

Existing Company Name (Where are the Plan Assets?)


Existing Company Address


Existing Contract(s) & Number(s)


Existing Company Contact Name                           Phone Number


Existing TPA (if different than Section III)            Phone Number


                      SECTION V - ADDITIONAL INFORMATION

PLEASE PROVIDE ANY ADDITIONAL INFORMATION OR UNIQUE PROCESSES SPECIFIC TO THIS
PLAN:


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                    ACKNOWLEDGMENT AND SIGNATURES REQUIRED

ACKNOWLEDGMENTS: I understand that the contract will take effect when the first premium payment is received, and the application is approved in the Home Office of Travelers Life & Annuity. All payments and values provided by the contract applied for, when based on investment experience of a separate account, are variable and there are no guarantees as to a fixed dollar amount. No agent is authorized to make changes to the contract or application. I understand that The Travelers Insurance Company may amend this contract to comply with changes in the Internal Revenue Code and related Regulations.

Employer Signature                                 Date

I acknowledge that all data representations and signatures recorded by me or in my presence in response to my inquiry and request and all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY
CONTRACT?  [ ] YES  [ ] NO

Agent/Representative Name            Social Security Number    Telephone Number



Agent/Representative Signature       Date                      License Number



Agent Representative Name            Social Security Number    Telephone Number



Agent/Representative Signature       Date                      License Number



FOR CITISTREET USE ONLY (CIRCLE ONE)

          C / E / G / H


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